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JOINT FILING AGREEMENT                                                EXHIBIT 1

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing with the other reporting persons of a statement on Schedule 13G (including any amendments thereto) with respect to the Common Stock of Netflix, Inc. and that this Agreement be included as an Exhibit to such joint filing.

This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 2nd day of April 2003.


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
EKIPO B.V.                                                   FINANCIERE AGACHE SA

   /s/ Maria C. van der Sluijs-Plantz                             /s/ Denis Dalibot
--------------------------------------------                 --------------------------------------------
By:      Maria C. van der Sluijs-Plantz                      By:      Denis Dalibot
Title:   Managing Director                                   Title:   Deputy Managing Director


GESTION MOBILIERE, PATRIMONIALE ET                           MONTAIGNE FINANCE SA
IMMOBILIERE SA
                                                                  /s/ Denis Dalibot
      /s/  Freddy De Greef                                   --------------------------------------------
--------------------------------------------                 By:      Denis Dalibot
By:      Freddy De Greef                                     Title:   Chief Executive Officer
Title:   Managing Director


FIMERIS SA                                                   MONTAIGNE PARTICIPATIONS & GESTION SA

      /s/  Freddy De Greef                                       /s/ Nicolas Bazire
--------------------------------------------                 --------------------------------------------
By:      Freddy De Greef                                     By:      Nicolas Bazire
Title:   Managing Director                                   Title:   Deputy Managing Director


WESTLEY INTERNATIONAL SA                                     GROUPE ARNAULT SAS

      /s/  Freddy De Greef                                       /s/ Nicolas Bazire
--------------------------------------------                 --------------------------------------------
By:      Freddy De Greef                                     By:      Nicolas Bazire
Title:   Managing Director                                   Title:   Executive Committee Member


ARISTIDE BOUCICAUD SAS                                       BERNARD ARNAULT

By:  Financiere Agache SA                                         /s/ Denis Dalibot
                                                             --------------------------------------------
                                                             By:      Denis Dalibot
              /s/ Denis Dalibot                              Title:   Attorney in fact
         -----------------------------------
         By:      Denis Dalibot
         Title:   Deputy Managing Director


                                                             MARIA C. VAN DER SLUIJS-PLANTZ


                                                                /s/ Maria C. van der Sluijs-Plantz
                                                             -------------------------------------
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